                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ___

                           FIRST UNION NATIONAL BANK
              (Exact Name of Trustee as Specified in its Charter)

                                  22-1147033
                     (I.R.S. Employer Identification No.)

              301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                   (Address of Principal Executive offices)

                                  28288-0630
                                  (Zip Code)

                           FIRST UNION NATIONAL BANK
                            123 SOUTH BROAD STREET
                            PHILADELPHIA, PA 19109
                  ATTENTION:  CORPORATE TRUST ADMINISTRATION
                                (215) 985-6000
           (Name, address and telephone number of Agent for Service)


                            McDONALD'S CORPORATION
              (Exact Name of obligor as Specified in its Charter)

                                   DELAWARE
        (State or other jurisdiction of incorporation or Organization)

                                  36-2361282
                     (I.R.S. Employer Identification No.)


                   ONE McDONALD'S PLAZA, OAK BROOK, ILLINOIS
                   (Address of Principal Executive Offices)

                                     60523
                                  (Zip Code)



                                DEBT SECURITIES

           APPLICATION RELATES TO ALL SECURITIES REGISTERED PURSUANT
                TO THE DELAYED OFFERING REGISTRATION STATEMENT
                        (TITLE OF INDENTURE SECURITIES)

1.   GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

          Comptroller of the Currency
          United States Department of the Treasury,
          Washington, D.C. 20219

          Federal Reserve Bank
          Richmond, Virginia 23219

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

     B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

3.   VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

     Not applicable - see answer to Item 13.

4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
     INFORMATION:

     Not applicable - see answer to Item 13.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

     Not applicable - see answer to Item 13.

6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     Furnish the following information as to THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF THE OBLIGOR:

     Not applicable - see answer to Item 13.

7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

     Not applicable - see answer to Item 13.

8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE:

     Not applicable - see answer to Item 13.

9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable - see answer to Item 13.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING STOCK OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH
     PERSON:

     Not applicable - see answer to Item 13.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable - see answer to Item 13.

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

     Not applicable - see answer to Item 13.

13.  DEFAULTS BY THE OBLIGOR.

     (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

          None.

     (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

          None.

14.  AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not applicable - see answer to Item 13.

15.  FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not applicable - trustee is a national banking association organized under the laws of the United States.

16.  LIST OF EXHIBITS.

     LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT! OF ELIGIBILITY.

     __   1.   Copy of Articles of Association of the trustee as now in effect.*

     X    2.   Copy of the Certificate of the Comptroller of the Currency dated
     --
               March 4, 1998, evidencing the authority of the trustee to
               transact business.
     X    3.   Copy of the Certification of Fiduciary Powers of the trustee by
     --
               the Office of the Comptroller of the Currency dated March 4, 1998.**

     __   4.   Copy of existing by-laws of the trustee.*

     __   5.   Copy of each indenture referred to in Item 4, if the obligor is in default.
               - Not Applicable.

     X    6.   Consent of the trustee required by Section 321(b) of the Act.
     --

     X    7.   Copy of report of condition of the trustee at the close of
     --
               business on March 31, 1998, published pursuant to the requirements of its supervising authority.

     __   8.   Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
               - Not Applicable

     __   9.   Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.
               - Not Applicable


_______________________
* Previously filed with the Securities and Exchange Commission on March 16, 1998 as an Exhibit to Form T-1 in connection with Registration Statement Number 333-47985, and incorporated herein by reference.


                                     NOTE

The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, First Union National Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Philadelphia and Commonwealth of Pennsylvania, on the 1st day of July, 1998.

                                    FIRST UNION NATIONAL BANK



                                    By:  /s/ John H. Clapham
                                         ---------------------------
                                         John H. Clapham
                                         Vice President

                                                                       EXHIBIT 6



                              CONSENT OF TRUSTEE



     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of McDonald's Corporation, Debt Securities, First Union National Bank, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                    FIRST UNION NATIONAL BANK



                                    By:  /s/ John H. Clapham
                                         -----------------------------
                                         John H. Clapham
                                         Vice President



Philadelphia, Pennsylvania

July 1, 1998

                                                                       EXHIBIT 7


                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the First Union National Bank, Charlotte, North Carolina, at the close of business on March 31, 1998 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 22693 Comptroller of the Currency.

STATEMENT OF RESOURCES AND LIABILITIES

                                    ASSETS

                                                                              Thousand of Dollars
                                                                              -------------------
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin..................................7,346,667
  Interest-bearing balances..............................................................12,481
Securities...........................................................................//////////
  Hold-to-maturity securities.........................................................1,937,159
  Available-for-sale securities......................................................31,508,601
Federal funds sold and securities purchased under agreements.........................//////////
  to resell in domestic offices of the bank and of it                                //////////
  Edge and Agreement subsidiaries, and in IBFS:                                      //////////
  Federal funds sold and securities purchases to resell...............................4,501,133
Loans and lease financing receivables:
Loan and leases, net of unearned income..............................................98,043,231
LESS: Allowance for loan and lease losses.............................................1,213,121
LESS: Allocated transfer risk reserve.........................................................0
Loans and leases, net of unearned income, allowance, and reserve.....................96,830,110
Assets held in trading accounts.......................................................3,818,431
Premises and fixed assets (including capitalized leases)..............................2,660,908
Other real estate owned.................................................................112,869
Investment in unconsolidated subsidiaries and associated                             //////////
  companies.............................................................................269,234
Customer's liability to this bank on acceptances outstanding............................575,447
Intangible assets.....................................................................2,896,263
Other assets..........................................................................7,274,331
Total assets........................................................................159,743,634

                                LIABILITIES

Deposits:
  In domestic offices...............................................................101,438,219
     Noninterest-bearing.............................................................19,061,893
     Interest-bearing................................................................82,376,326
  In foreign offices, Edge and Agreement subsidiaries, and IBFs.......................5,487,257
     Noninterest-bearing.................................................................29,619
     Interest-bearing.................................................................5,457,638
Federal funds purchased and securities sold under agreements to repurchase...........24,525,123
Demand notes issued to the U.S. Treasury................................................426,758
Trading liabilities...................................................................4,547,797
Other borrowed money:................................................................//////////
  With original maturity of one year or less..........................................3,391,194
  With original maturity of more than one year thru 3 yrs...............................635,109
  With a maturity of more than three years..............................................416,618

Not applicable.......................................................///////////
Bank's liability on acceptances executed and outstanding.................575,222
Subordinated notes and debentures......................................2,797,773
Other liabilities......................................................3,662,892
Total liabilities....................................................147,903,952
Not applicable.......................................................///////////

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus............................160,540
Common Stock..............................................................82,795
Surplus................................................................8,532,323
Undivided profits and capital reserves.................................2,823,904
Net unrealized holding gains (losses) on available-for-sale..........///////////
  securities.............................................................240,120
Cumulative foreign currency translation adjustments............................0
Total equity capital..................................................11,839,682
Total liabilities and equity capital.................................159,743,634

--------------------------------------------------------------------------------

Comptroller of the Currency
Administrator of National Banks

--------------------------------------------------------------------------------
Washington, D.C. 20219

                                  CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "First Union National Bank," Charlotte, North Carolina, (Charter No. 22693) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                          IN TESTIMONY WHEREOF, I have hereunto
                                          subscribed my name and caused my seal
                                          of office to be affixed to these
                                          presents at the Treasury Department in
                                          the City of Washington and District of
                                          Columbia, this 4th day of March, 1998.

[Corporate Seal]

                                          /s/ Eugene A. Ludwig
                                          --------------------------------------
                                          Comptroller of the Currency

--------------------------------------------------------------------------------

Comptroller of the Currency
Administrator of National Banks

--------------------------------------------------------------------------------
Washington, D.C. 20219

                        Certificate of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession , custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "First Union National Bank," Charlotte, North Carolina, (Charter No.22693), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

                                         IN TESTIMONY WHEREOF, I have hereunto
                                         subscribed my name and caused my seal
                                         of office to be affixed to these
                                         presents at the Treasury Department in
                                         the City of Washington and District of
                                         Columbia, this 4th day, of March, 1998.

[Corporate Seal]

                                         /s/ Eugene A. Ludwig
                                         ---------------------------------------
                                         Comptroller of the Currency